UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

SPHERIX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7927 Jones Branch Drive, Suite 3125 Tysons Corner, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 28, 2014 Spherix Incorporated (the “Company”) approved the adoption of a director compensation program (the “Program”) for non-employee directors pursuant to and subject to the available number of shares reserved under the Spherix Incorporated 2014 Equity Incentive Plan (the “Plan”).  Pursuant to the Program, and pursuant to and subject to the available number of shares reserved under Plan, each non-employee director shall annually be awarded 75,000 cashless nonqualified stock options (the “Director Options”) to acquire shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) commencing with the annual meeting of stockholders of the Company for the 2015 fiscal year of the Company.

 Each Director Option shall have a term of five (5) years and shall vest in two equal annual installments with 50% vesting immediately on the date of issue and the remaining 50% on the one year anniversary of the date of issue so long as the director has not been removed for cause.  Each Director Option shall be granted on the date of the annual meeting of stockholders at which directors are elected and shall have an exercise price equal to the closing price of Common Stock on the trading day immediately preceding the date of issuance.

On January 28, 2014, pursuant to and subject to the available number of shares reserved under the Plan, the Company issued Director Options with an exercise price of $5.83 to the non-employee directors named below for the number of shares of Common Stock set forth opposite their respective names:

Robert Vander Zanden – 75,000 shares

Douglas Brown – 75,000 shares

Edward Karr – 75,000 shares

Harvey Kesner – 75,000 shares

Alexander Poltorak – 75,000 shares

Also on January 28, 2014, in consideration for services provided to the Company in 2013, and pursuant to and subject to the available number of shares reserved under Plan, the Company issued cashless nonqualified options with a term of five (5) years and an exercise price of $5.83 (the “Performance Options”) to the individuals below for the number of shares of Common Stock set forth opposite their respective names:

Anthony Hayes, Chief Executive Officer and a director – 300,000 shares, vesting pursuant to performance targets to be determined at the discretion of the Compensation Committee

Edward Karr – 200,000 shares, vesting in two equal annual installments with 50% vesting immediately on the date of issue and the remaining 50% on the one year anniversary of the date of issue so long as the recipient has not been removed as a director for cause

Harvey Kesner – 600,000 shares, vesting in two equal annual installments with 50% vesting immediately on the date of issue and the remaining 50% on the one year anniversary of the date of issue so long as the recipient has not been removed as a director for cause

Robert Knie – 25,000, vesting immediately

  Mr. Karr and Mr. Kesner were issued the Performance Options in addition to the Director Options described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 3, 2014

SPHERIX INCORPORATED

/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer